Principal Funds, Inc.
Supplement dated July 29, 2022
to the Statement of Additional Information dated December 31, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Under the Non-Fundamental Restriction – Rule 35d-1 section, delete the first and second bullet points under the second paragraph and replace with the following:
•forward foreign currency contracts and other investments that have economic characteristics similar to foreign currency; the value of such contracts and investments may include the Fund’s investments in cash and/or cash equivalents to the extent such cash and/or cash equivalents are maintained with respect to the Fund’s exposure under its forward foreign currency contracts and similar investments.

•derivatives instruments, each Fund will typically count the mark-to-market value of such derivatives. However, the Fund may use a derivative contract’s notional value when it determines that notional value is an appropriate measure of the Fund’s exposure to investments. For example, with respect to single name equity swaps which are “fully paid” (equity swaps in which cash and/or cash equivalents are posted as collateral for the purpose of covering the full notional value of the swap), each Fund will count the value of such cash and/or cash equivalents.
In the Borrowing and Senior Securities section, delete the second paragraph.
In the Commodity-Related Investments section, under Diversified Real Asset Fund and Global Multi-Strategy Fund, delete the second paragraph and replace with the following:
To gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code (the “Code”), the Diversified Real Asset Fund and the Global Multi-Strategy Fund may each invest up to 25% of its total assets in its respective wholly-owned subsidiary organized under the laws of the Cayman Islands (a “Cayman Subsidiary”). The Diversified Real Asset Fund and the Global Multi-Strategy Fund may test for compliance with certain investment restrictions on a consolidated basis with its Cayman Subsidiary. With respect to investments that involve leverage, each Cayman Subsidiary’s assets will be aggregated with the assets of the respective parent fund for compliance with the SEC’s derivatives rule.
Under the Derivatives section, in the Risks Associated with Option Transactions paragraph, delete the second to last sentence and replace with the following:
If the Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities until the option expires or is exercised.
In the Derivatives section, under Futures Contracts and Options on Futures Contracts, delete the eighth paragraph.

In the Derivatives section, under Swap Agreements and Options on Swap Agreements, delete the Obligations under Swap Agreements paragraph and replace with the following:
Obligations under Swap Agreements. The swap agreements a Fund enters into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Fund).
In the Derivatives section, under Permissible Uses of Futures and Options on Futures Contracts, delete the last sentence of the only paragraph.
In the Foreign Currency Transactions section, under Forward Foreign Currency Exchange Contracts, delete the first sentence in the last paragraph.
In the Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buyback section, delete the third paragraph and replace with the following:
Each Fund may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund will enter into reverse repurchase agreements only with parties that those managing the fund's investments deem creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund.
In the Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buyback section, delete the fifth paragraph and last sentence in the last paragraph.
In the When-Issued, Delayed Delivery, and Forward Commitment Transactions section, delete the first paragraph and replace with the following:
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made.
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